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DRS TECHNOLOGIES, INC.
    Corporate Presentation

March 10, 2003

Safe Harbor

        This presentation contains forward-looking information, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that is based on management's beliefs and assumptions, current expectations, estimates and projections. Such information, including information relating to the Company's expectations for future financial performance, is not considered historical facts and is considered forward-looking information under the federal securities laws. This information may contain words such as "believes," "anticipates," "plans," "expects," "intends," "estimates" or similar expressions. This information is not a guarantee of the Company's future performance and is subject to risks, uncertainties and other important factors that could cause our actual performance or achievements to differ materially from those expressed or implied by this forward-looking information and include, without limitation, demand and competition for the Company's products and other risks or uncertainties detailed in the Company's Securities and Exchange Commission filings. Given these uncertainties, you should not rely on forward-looking information. The Company undertakes no obligations to update any forward-looking information, whether as a result of new information, future events or otherwise.

DRS Technologies:

Who We Are
How We Are Growing

DRS Technologies:

Who We Are

DRS Technologies
A Dynamic Mid-Tier
Defense Technology Leader

• Founded November 1968 • Traded on New York Stock Exchange (symbol: DRS) • FY2003* revenues: $655-665 million Current run rate: >$800 million • 3,700 employees worldwide * Company guidance

Geographic Diversity

Management Team

Corporate Organization

Mark S. Newman
Chairman of the Board, President and CEO
Mark J. Williams
Senior VP, Human Resources
Michael L. Bowman
Senior VP, Washington Operations
Paul G. Casner, Jr.
Executive VP, Chief Operating Officer
Nina L. Dunn
Executive VP, General Counsel and Secretary
Robert F. Mehmel
Executive VP, Business Operations and Strategy
Richard A. Schneider
Executive VP, Chief Financial Officer

Management Team

Operations Organization

Paul G. Casner, Jr.
Executive Vice President,
Chief Operating Officer

William R. Craven
Senior Vice President, Business Development

Louis J. Belsito
Vice President,
Chief Information Officer

Terry L. DeRosa
President,
Electronic Systems Group

Fred L. Marion
President,
Electro-Optical Systems Group

David W. Stapley
President,
Flight Safety & Communications Group

Areas of Expertise

Command & Control • Tactical Workstations • Rugged Computers & Peripherals • Display Software • Power Distribution & Control Systems • Ship Propulsion	Surveillance • Electro-Optic Systems • Thermal Imaging Systems • IR Detectors • Radar and Sonar Systems • UAV Systems
Communications • Shipboard Systems • Data Links • Secure Voice • Signal Intelligence	Avionics • Mission Recorders • Flight Recorders • High-Speed Cameras • Weapons Alignment • Flight Controls

Platform Applications

USS George Washington Aircraft Carrier
Aegis DDG-51
E-2C Hawkeye
Kiowa OH-58
Virginia Class NSSN
Joint Strike Fighter
DD(X) Next Destroyer Generation
F/A-18 Hornet
Abrams M1A2
Soldier S ystems
AH-64 Apache
Sentry UAV
E-8C JSTARS

A Record of Growth

($ millions)

*
Company guidance; CAGR excludes FY2003 and FY2004

A Record of Growth

($ millions)

DRS has experienced strong growth in revenue and operating profit over the past five years.

Revenue	Operating Profit

*
Company guidance; CAGR excludes FY2003 and FY2004

Backlog

($ millions)

DRS calculates backlog using only funded amounts.

Funded Backlog	Funded Backlog At December 31, 2002

Fiscal Year Ended March 31,

FY04* Revenue Composition

New Business
• CHS-3 • FMC • TWS • DVE • ITSS • FCS • ENVG	• FEP • DD(X) • LCS • Deepwater • TISS • CVN • OFW • JSF

Existing portfolio drives FY04 revenues.
New business pipeline is healthy.

*
Estimated

Revenues by Direct Customer

FY04*

*
Estimated

FY04* Revenue by Contract Type

*
Estimated

Business Organization

Electronic Systems Group (ESG)
Electro-Optical Systems Group (EOSG)
Flight Safety and Communications Group (FSCG)

Electronics Systems Group (ESG)

Leader in:
• Naval tactical workstations • Battlefield digitization systems • Radar and sonar systems • Naval power distribution and control systems • Ship propulsion systems

ESG Product Applications

Naval Power	Naval Workstations

Battlefield Digitization

Electro-Optical Systems Group (EOSG)

• Infrared (IR) sighting and targeting • Weapons guidance systems • Cooled and uncooled IR detectors

EOSG Product Applications

Ground Vehicle Sighting System	Mast-Mounted Slight (MMS)	Thermal Imaging Sensor System (TISS)	Virtual Imaging System for Approach and Landing (VISUAL)

Long Range Advanced Scout Surveillance Systems (LRAS3)	Thermal Weapon Sight (TWS)	Remote Sensors	Directional Infrared Countermeasures (DIRCM)

Flight Safety and Communications Group (FSCG)

• Deployable flight recorders • Integrated shipboard communications systems • High-speed digital imaging systems • Weapons alignment systems

FSCG Product Applications

Weapons Alignment System	Mission Recorders	Emergency Avionics System

Deployable Flight Recorder	Airborne Separation Video System	Secure Voice Communication System

Growth Strategy

Pursue Strategic Acquisitions & Alliances
Expand Existing Customer Base
Develop & Expand Existing Technologies
Leverage Incumbent Relationships

Strategic Acquisitions

Electronic Systems Group
NAI Technologies
2/99
7/99
EDSL
7/02
Eaton's Navy
Controls Division
Paravant
11/02
1/03
Kaman's
Electromagnetics
Power
Technology
2/03
Electro-Optical Systems Group
7/95
Opto-Mechanik
Raytheon Ground EO and FPA businesses
10/98
9/01
Boeing's Sensors
and Electronic
Systems business
Meggitt's U.S. UAV business
4/02
10/02
Nytech
Flight Safety and
Communications Group
Applied Systems, Spar Aerospace
10/97
3/98
Hadland
Photonics
6/00
General Atronics Corporation
FY95
FY96
FY97
FY98
FY99
FY00
FY01
FY02
FY03

History of Successfully Integrating Acquisitions

Proven track record of successfully integrating acquired companies.

($ in millions)

	12-Month Performance Prior to Acquisition			12-Month Performance After Acquisition
	Revenues	Op. Inc.	Margin	Revenues	Op. Inc.	Margin

SPAR Applied Systems	$33.8	$0.0	0.0%	$32.7	$4.3	13.1%
Raytheon EO	$41.0	$1.2	2.9	$91.4	$13.1	14.3
NAI Technologies	$47.8	$0.7	1.5	$52.0	$5.3	10.2
General Atronics	$17.1	$0.8	4.7	$25.7	$2.3	8.9
Boeing SES	$108.3	$(4.4)	(4.1)	$81.9	$10.0	12.2

Proven Ability to Capture Value

Announced forward EBITDA acquisition multiples have ranged from 6x to 9x.

($ in millions)

	Acquisition Date	Transaction Value	Realized Forward EBITDA*	Actual Transaction Multiple
SPAR Applied Systems	October 1997	$38.3	$6.6	5.8x
Raytheon EO	October 1998	$48.8	$21.2	2.3x
NAI Technologies	February 1999	$24.8	$7.3	3.4x
General Atronics	June 2000	$11.5	$3.0	3.8x
Boeing SES	September 2001	$61.0	$12.7	4.8x
*
EBITDA for the twelve months post-acquisition

AN/UYQ-70 Advanced Display Systems Program Status

• Program Overview • FY03 Events • Outlook • Summary

Q-70 Program Overview

•    The Q-70 is a
    common architecture
    combat command &
    control display
    system
•    Used on numerous
    naval platforms
    (surface, air and
    submarine)
•    Sole-source IDIQ
    contract; teamed
    with Lockheed
    Martin since
    mid 1993
•    DRS provides
    system engineering
    services, software
    development and
    hardware production
•    Ongoing product
    improvement via
    customer funded
R&D activities

Typical AEGIS Q-70 Installation

Bridge
C&D Console
ADS Consoles
Combat Information Center
C&D Consoles
UWS
AEWS
SSES
C&D Console
Radar #1, #2
CPDP
AEWS
ESRP #1
MCE
AWS
#2
Sonar Control Room
UWS Consoles
UWS
EPS
Sonar 1, 2, 3
#1
#2
UWS
EPSs
#3
CSER #3
VLS
RBC
NGP
MCEs AWS
CSER #2
NGP
NGP
MCEs AWS
EPS
EPS
Comm.
Center
EPS
C2P
CSER #1
VLS
RBC
MCE
Adv Proc.
UWS
EPS
NGP

FY03 Events

  •
  FY03 booking plan impacted by:

  •
  Cancellation of Navy Area Wide TBMD Program (funded part of planned DDG Modernization Program)

  •
  Reduction of DDG-51 SCN budget from 3 to 2 ships

  •
  Delay in the CG-47 Cruiser Conversion program

  •
  Partially compensated by:

  •
  Growth in submarine modernization

  •
  Introduction of new products

  •
  Net effect: FY03 Q-70 bookings will be approximately $80 M

Program Remains Healthy

Q-70 Outlook Is Positive

  DDG-51 New Construction

  •
  Plan increases from 2 to 3 ships in FY04 & 05

  •
  Includes forward fit SQQ-89 funding

  SSN-774

  •
  Plan increases from 1 to 2 ships in FY07

  Cruiser Conversion (CG-47 AEGIS)

  •
  1st ship in FY04; 2 per year in FY05-07; 3 per year in FY08-09

  Submarine Acoustics

  •
  Funds 688 class upgrades (total of 70 submarines over 5 years)

  DDG Modernization (DDG-51 through -78)

  •
  Expected to increase when Navy decides on new system configuration

  Ship Self Defense System (SSDS)

  •
  Funds Q-70s on carriers and amphibious combatants

  •
  FY04 request reflects 26% increase over FY03

President's Budget/FYDP Provides Ample Opportunities

Summary

DRS UYQ-70 revenue will continue to be $80-100M per year for next 5 years

•    Core drivers
    •    DDG forward & backfit
    •    Submarines
    •    Cruiser conversion
    •    Naval air
    •    Customer-funded engineering
•    Potential growth drivers
    •    International (Korean Aegis)
• Platform expansion (subs, carriers and amphibs)

UYQ-70 experience and legacy has positioned DRS to become Display and processing system supplier for new combatant platforms

  •
  LCS
  •
  DD(X)
  •
  CVN-21

DRS Power Systems:

The Gold Oval Business

DRS Power Systems

Integrated Hull, Mechanical & Electrical Equipment for the U.S. Navy

Three Businesses—One Mission

Integrated Hull, Mechanical & Electrical Equipment for the U.S. Navy

DRS Power Systems Business Units

DRS Power & Control Technologies • Navy nuclear products • Ship control systems • Propulsion systems • Industrial systems
DRS Electric Power Technologies	DRS Power Technology
• Electric drive systems • Technology development • Propulsion technologies • Industrial systems	• Electric drive systems • Steam turbines • Gas turbine systems • Pump technology • Fuel cells & other industrial systems

DRS Power Systems Has Installed Equipment in Every U.S. Navy Combatant Ship Propulsion Plant Since WW II

DRS Power Systems Business Major Customers

•    NAVSEA
•    Northrop Grumman Newport News
•    Northrop Grumman Ship Systems
•    General Electric
•    General Dynamics Electric Boat
•    General Dynamics Bath Iron Works
•    Bechtel Plant Machinery
• Rolls-Royce Naval Marine

The U.S. Navy Shipbuilding Community Depends on DRS Power Systems

DRS Power Systems' Major Products

DD(X) Electric Drive System EDMs
    •    DRS equipment is the baseline ship design
    •    Gas turbine generator packages
    •    Permanent magnet motor
    •    Motor drive controls & power electronics

 Navy Nuclear Instrumentation & Control
    •    Largest supplier of nuclear I&C equipment

 Ship Control Systems
    •    Market leading motor controls, network and control stations

 Industrial Products
    •    Extreme duty motors & drives
    •    Commercial nuclear plant safety-related distributed
          control systems
• Packaged gas turbine generators

Electric Warship Vision

Increasing Affordability and Military Capability

• Electric Drive • Reduce Number of Prime Movers • Fuel Savings • Reduced Maintenance	• Reduced Manning • Automation • Electrify Auxiliary Systems	• Advanced Weapons and Sensors • Warfighting Capabilities • Enhanced Stealth • Increased Payload Volume • Reduced Logistics Dependency • Power Availability & Reapportionment • Technology Insertion

Surface Ship Design Trend

Naval Warfare
Guns
Anti-Ship Missiles
Ship Capability
Ship Speed and Maneuvering
Sensors, Stealth and Technology Insertion
Power Needs
Propulsion Power
Shaft HP
Time
Today
Electrical Service
Mega-Watts
Time
Today

The Most Important Power on the Ship Is No Longer Propulsion

Excellent Fit Into The "Gold Oval" Strategy

PTI
PTI
PCT
EPT
PTI
PCT
PCT
EPT
EPT
PTI
ENGINE
GENERATOR
POWER DISTRIBUTION EQUIPMENT
POWER ELECTRONICS
DRIVE MOTOR
GATEWAY TO TOTAL SHIP COMPUTING ENVIRONMENT
CONTROL EQUIPMENT
PCT
PCT

GFY2004 President's Budget Request

($ millions)

Ship Construction Schedule—GFY

	04	05	06	07	08	09
DD(X)		1	1	1	2	3
LCS		1	1	—	3	4
Virginia class	1	1	1	2	2	2
CVN-21			1

DRS Power Systems Opportunity (Content per Hull)

DD(X)	$100 M
LCS	$30-40 M
Virginia class	$100 M
CVN-21	$100 M

Products: Integrated Propulsion, Electrical &
Control Equipment

DRS Technologies:

How We Are Growing

Defense Budget Is Growing

Recent President's Budget Request

DoD Budget by Major Appropriation Title

Growth Objectives

  •
  20%+ top line growth

  •
  5-7% organic growth

  •
  Balance from acquisitions

  •
  10%+ operating margin

  •
  Solid free cash flow conversion

Achieving Growth

Maintaining and extending leadership positions in:

  •
  Electro-optics

  •
  Soldier Systems components

  •
  EO Sensor Systems for UAVs, UGVs, Combat Vehicles

  •
  Battlefield Digitization

  •
  Integrated Propulsion, Electrical and Control Equipment

  •
  Next-generation Naval Combat Workstations and Voice Communications Systems

Significant growth potential through positioning on
transformational initiatives

Focused on Programs That Drive Growth

Soldier Systems

  •
  OFW, TWS, DVE, ENVG, HTSS, MFLS, LPUIR

EO Sensor Systems

  •
  UAVs, CETS, UGVs, USMC Combat Vehicles

Battlefield Digitization

  •
  FBCB2, CHS-3, Bowman

Integrated Naval power systems & components

  •
  DD(X), CVN-21, LCS, CG(X)

Next-generation Naval Combat Workstations and Voice Communications Systems

  •
  DD(X), CVN-21, LCS, SSGN Conversion, Deepwater

Well positioned on high-priority, military initiatives

Strong Program Portfolio

Core Programs		Future Programs
Q-70 IBAS LRAS CHS-2 FBCB2 BOWMAN SPS-67 AMP SHINCOM F/A-18	APACHE ITAS JAVELIN MTS VISUAL SADA-II DIRCM MMS LINK 11	HTI DD(X) LCS CVN-21 FCS JSF CHS-3 OFW AAAV SVS IBR	COMMANCHE SAFCS MFLS HTSS TISS DEEPWATER ITSS/FEP CETS DVE/TWS LINK 16/22

Core programs support transition to future growth

Conclusion

  •
  Favorable macro defense budget environment

  •
  Strong portfolio of programs

  •
  Robust new business pipeline

  •
  Solid program performance

  •
  Disciplined acquisition track record

  •
  Excellent relationships with primes/government

  •
  Consistent overall financial performance

Focused on growing stockholder value

QuickLinks

DRS Technologies: Who We Are How We Are Growing
DRS Technologies: Who We Are
DRS Power Systems: The Gold Oval Business
Products: Integrated Propulsion, Electrical & Control Equipment
DRS Technologies: How We Are Growing
DoD Budget by Major Appropriation Title
Significant growth potential through positioning on transformational initiatives
Well positioned on high-priority, military initiatives
Core programs support transition to future growth
Focused on growing stockholder value